[Letterhead]
                                                                   EXHIBIT 23.14

                                                 4040 Woodcock Drive, Suite 230
Patrick &                                           Jacksonville, Florida 32207
Associates, P.A.              (904)396-9510 o (904)396-5400 o fax (904)396-9226

Certified Public Accountants



                          INDEPENDENT AUDITORS' CONSENT


As independent auditors, we hereby consent to the inclusion of our report dated June 8, 1995, with respect to First Choice Home Care, Inc. in this Registration Statement on Form S-1 filed by PhyMatrix Corp.



/s/ Patrick & Associates, P.A.

Patrick & Associates, P.A.
Jacksonville, Florida
September 13, 1996